2020 Onwards RPM Auction Impacted By:
•  100% Capacity Performance
•   Demand Response Rules
•   Change in Net CONE
•   Reduction in Load Forecast
•   Change in PJM Parameters
•   Environmental Retirement
Exhibit 99
Capacity Market Pricing
PJM’s RPM Auction Results
Delivery Year
2015/2016
2016/2017
2017/2018*+
2018/2019+
2019/2020
Power’s Average
Prices ($/MW-day)
$168
$172
$177
$215
$116
Rest of Pool Prices
$136
$59
$120
$165/$150
(CP/Base)
$100/$80
(CP/Base)
Power’s Cleared
Capacity (MW)
8,750
8,700
8,700
8,650
8,900
ISO New England’s Forward Capacity Market Auction Results
Delivery Year
2015/2016
2016/2017
2017/2018
2018/2019+
2019/2020
Power’s Average
Prices ($/MW-day)
$113
$104
$232
$315
$231
Power’s Cleared
Capacity (MW)
773
777
848
831
1,333
1
*PSEG POWER’S AVERAGE PRICES AND CLEARED CAPACITY (MW) REFLECT BASE AND INCREMENTAL AUCTIONS.
DELIVERY YEARS RUN FROM JUNE 1 TO MAY 31 OF THE NEXT CALENDAR YEAR.
+ INCLUDES CP TRANSITION AUCTION RESULTS FOR ‘16/’17 AND ‘17/’18 AS OF SEPTEMBER 10, 2015.